FORMCAP CORP.


FORM 8-K
( Current report filing )


Filed 08/21/09 for the Period Ending 08/19/09


Address		50 WEST LIBERTY STREET
		SUITE 880
		RENO, NV 89501

Telephone	775-322-0626

CIK		0001102709

Symbol		FRMC

SIC Code	7372 - Prepackage Software

Fiscal Year	12/31





UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : August 19, 2009

	FORMCAP CORP.
( Exact name of registrant as specified in its charter )

	Nevada
( State or Other Jurisdiction of Incorporation )

	0 - 28847
( Commission File Number )

	1006772219
( I. R. S. Employer Identification No. )

	50 West Liberty Street, Suite 880, Reno, NV 89501
( Address of principal executive offices, including zip code. )

	775-322-0626
( Registrant's Telephone Number, Including Area Code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities
	Act (17 CRF 230.425)
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
	Act (17 CRF 240.14a-12)
|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under
	the Exchange Act   (17CRF 240.14d-2(b) )
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )


Item 4.01  Changes in Registrant's Certifying Accountant

(a)  On August 12, 2009, the  Board of Directors of the
Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 12, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore &
Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-Q for the period ended September 30, 2007 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of disagreement in connection with its report on the registrant's financial statements.

The Registrant has requested that Moore & Associates,
Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

(b)	 On August 12, 2009, the registrant engaged Seale and
Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of regulation S-B.

Item 7.01  Financial Statements, Pro Forma Financial
Information and Exhibits.

a)	Not applicable
b)	Not applicable
c)	Exhibits

No. 16.1 Letter from Moore and Associates, Chartered, dated August 19, 2009, to the Securities and Exchange
Commission regarding statements included in this Form 8-K



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      FORMCAP CORP.


Date : August 21, 2009	 /s/  Graham Douglas
			--------------------
		By :	    Graham Douglas
			    Director / Secretary





EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Moore and Associates, Chartered,
dated August 19, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K





Exhibit 16.1

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS


August 19, 2009

U. S. Securities and Exchange Commission
450 Fifth Street NW
Washington DC 20549

Re : FormCap Corp.

We were previously the principal auditors for FormCap Corp.
and we reported on the financial statements of FormCap
Corp. for the period from inception, April 10, 1991 to September 30, 2007. We have read FormCap Corp.'s statements under Item 4 of its Form 8-K, dated August 19, 2009, and we agree with such statements.

For the most recent fiscal period through to August 19, 2009, there have been no disagreements between FormCap
Corp. and Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore
& Associates, Chartered would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

Yours truly,

/s/  Moore & Associates
----------------------------
Moore & Associates, Chartered
Las Vegas, Nevada

6490 West Desert Inn Road, Las Vegas, NV 89146
(702) 253-7499  Fax (702) 253-7501